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                                                                    EXHIBIT 10.8



                                                                [EXECUTION COPY]

                              NETCOM SYSTEMS, INC.

                             SHAREHOLDERS AGREEMENT

                THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made and entered into as of August 29, 1997, by and among Netcom Systems, Inc., a California corporation (the "Company"), each of the Persons listed on the Schedule of Investors attached hereto (each, an "Investor" and collectively, the "Investors") and each of the Persons listed on the Schedule of Existing Shareholders attached hereto (each, an "Existing Shareholder" and collectively, the "Existing Shareholders"). The Investors and the Existing Shareholders are collectively referred to herein as the "Shareholders" and individually as a "Shareholder." Except as otherwise provided herein, capitalized terms used herein are defined in paragraph 9 hereof.

                The Investors shall purchase shares of the Company's Class A Redeemable Preferred Stock and Class B Convertible Preferred Stock pursuant to a Recapitalization Agreement, dated as of August 29, 1997, by and among the Investors, the Existing Shareholders and the Company (as the same may be amended from time to time in accordance with its terms, the "Recapitalization Agreement"). The Existing Shareholders are holders on the date hereof of shares of the Company's Common Stock and/or options to purchase shares of the Company's Common Stock.

                The Company and the Shareholders desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's board of directors (the "Board"), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which Shares may be transferred. The execution and delivery of this Agreement is a condition to the Closing under the Recapitalization Agreement.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                1.      Board of Directors.

                (a) From and after the Closing (as defined in the Recapitalization Agreement) and until the provisions of this paragraph 1 cease to be effective, each holder of Shares shall vote all of his, her or its Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within his, her or its control (whether in his, her or its capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including calling special board and shareholder meetings), so that:

                        (i) the authorized number of directors on the Board shall be established at five (5) directors;



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                        (ii)    the following representatives shall be elected
        to the Board:

                                (A)     one representative designated by the
                        Existing Shareholders (the "Existing Shareholder Director"), which representative shall be designated pursuant to the first sentence of paragraph 1A of
                        Section 1 of Subdivision D of Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding (in either case, determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), with Marc Hamon serving as the Existing Shareholder Director as of the date hereof;

                                (B) three representatives designated by the Investors (the "Investor Directors"), which representatives shall be designated pursuant to paragraph 5A of Section 5 of Subdivision C of Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding (in either case, determined by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors), one of which (who shall initially be Walter G. Kortschak) to be selected by Summit, one of which (who shall initially be Robert H. Sheridan III) to be selected by NCC and one of which (who shall initially be William B. Bunting) to be selected by Northstar so long as such representative is reasonably acceptable to Summit; and

                                (C)     one representative (the "Other
                        Director") mutually designated by the Investors (determined by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), which representative shall be designated pursuant to paragraph 5A of Section 5 of Subdivision C of Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of
                        Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding;

                        (iii) for so long as any Investor shall hold any Shares, one of the Investor Directors shall serve as Chairman of the Board having the powers and duties of such office as set forth in the Company's bylaws, with Walter G. Kortschak serving as Chairman of the Board as of the date hereof;

                        (iv) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") shall be the same as that of the Board (subject to the requirements of any jurisdiction that the Sub Board include only residents of such jurisdiction or that the Sub Board also include one or more residents of such jurisdiction);



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                        (v)     (A) a three member Compensation Committee of the
                Board shall be established and shall include the three Investor Directors and (B) any other committees established by the Board or a Sub Board shall (to the extent possible) be proportionately equivalent to that of the Board;

                        (vi) (A) the removal from the Board or a Sub Board (with or without cause) of the Existing Shareholder Director shall be at the written request of the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), but only upon such written request and under no other circumstances, (B) the removal from the Board or a Sub Board (with or without cause) of any Investor Director shall be at the written request of the Investor who is entitled to select such Investor Director pursuant to subparagraph (ii)(B) above, but only upon such written request and under no other circumstances and (C) the removal from the Board or a Sub Board (with or without cause) of the Other Director shall be at the mutual written request of the Investors (determined by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), but only upon such mutual written request and under no other circumstances; and

                        (vii) (A) in the event that the Existing Shareholder Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(A) above, (B) in the event that any Investor Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by the Investor who is entitled to select such Investor Director as provided in subparagraph (ii)(B) above, and (C) in the event that the Other Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(C) above.

                (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or a Sub Board and any committees thereof. So long as any Investor Director, Other Director or Existing Shareholder Director serves on the Board or a Sub Board, the Company's Articles of Incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

                (c) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company's Articles of Incorporation and bylaws and applicable law; provided that the Shareholders shall vote to remove such individual if the party or parties which failed to designate such directorship so direct.




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                (d)     The right of each of Summit, NCC and Northstar to select
one of the Investor Directors under this paragraph 1 shall terminate at such time as such Person (together with its Affiliates) shall hold less than 25% of the Shares held by such Person immediately following the Closing, and at such time the remaining Investor or Investors holding more than 25% of the Shares held by such Persons immediately following the Closing shall have the right to designate a representative(s) to fill the vacant Investor Director or Investor Directors' positions (determined by a vote of such remaining Investors owning at least 66 2/3% of the Shares held by all such remaining Investors).

                (e) The provisions of this paragraph 1 shall survive the Company's initial Public Offering (unless terminated in connection therewith by Pa vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and shall remain in full force and effect thereafter until terminated by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors.

                2. Representations and Warranties. Each Shareholder represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, and
(ii) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

                3.      Restrictions on Transfer of Shares.

                (a) General. No holder of Shares shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Shares (a "Transfer"), except pursuant to a Public Sale or an Approved Sale (an "Exempt Transfer") or the provisions of this paragraph 3. Prior to making any Transfer other than an Exempt Transfer, each Existing Shareholder transferring any Shares (a "Transferring Shareholder") shall deliver a written notice (a "Sale Notice") to the Company and the Shareholders other than the Transferring Shareholder (the "Other Shareholders") in order to allow the Company and the Investors to exercise the rights granted pursuant to paragraphs 3(b) and 3(c) below and the Existing Shareholders to exercise the rights granted pursuant to paragraph 3(c) below. Prior to making any transfer other than an Exempt Transfer, each Investor transferring any shares of Common Stock (a "Transferring Shareholder") shall deliver a written notice (a "Sale Notice") to the Other Shareholders in order to allow the Other Shareholders to exercise the rights granted pursuant to paragraph 3(c) below. The Sale Notice shall disclose in reasonable detail the identity of the prospective transferee(s), the number of Shares to be transferred and the terms and conditions of the proposed Transfer. In no event shall any Transfer of Shares pursuant to this paragraph 3 be made by any Existing Shareholder for any consideration other than cash payable upon consummation of such Transfer or in installments over time. No Shareholder shall consummate any Transfer until 30 days after the Sale Notice has been given to the Company and the Other Shareholders (the "Election Period"), unless the parties to the Transfer have been finally determined pursuant to this paragraph 3 prior to the expiration of such 30-day period. The date of the first to occur of such events is referred to herein as the "Authorization Date."




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                (b)     First Refusal Rights Applicable to Existing
Shareholders. The Company may elect to purchase all or any portion of an Existing Shareholder's Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to such Existing Shareholder and the Investors within 20 days after the Sale Notice has been delivered to the Company. If the Company has not elected to purchase all of such Existing Shareholder's Shares to be transferred, the Investors may elect to purchase the remaining Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice of such election to such Existing Shareholder within 25 days after the Sale Notice has been given to the Investors. If more than one of the Investors elects to purchase such Shares, the Shares to be sold shall be allocated among the Investors pro rata according to the number of Shares owned by each such Investor. If the Company and/or the Investors have not elected to purchase all of such Existing Shareholder's Shares specified in the Sale Notice, such Existing Shareholder may Transfer the Shares specified in the Sale Notice, subject to the provisions of paragraph 3(c) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 30-day period immediately following the Authorization Date. Any such Existing Shareholder's Shares not transferred within such 30-day period shall be subject to the provisions of this paragraph 3 upon subsequent Transfer. If the Company or any of the Investors have elected to purchase any Shares hereunder, the Transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Shareholder, but in any event within 15 days after the expiration of the Election Period. The Company and/or the Investors may assign their rights under this paragraph 3(b) to one or more designees.

                (c) Participation Rights. If the Company and/or the Investors have not elected to purchase all of the Shares to be transferred by an Existing Shareholder pursuant to paragraph 3(b) above, or in the event of a Transfer of shares of Common Stock by an Investor, each Other Shareholder may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder and the Company within 30 days after receipt by such Other Shareholder of the Sale Notice. If any Other Shareholder has elected to participate in such Transfer, the Transferring Shareholder and the electing Other Shareholder(s) shall be entitled to sell in the con templated Transfer, at the same price and on the same terms, a number of shares of Common Stock equal to the product of (i) the quotient determined by dividing the percentage of Shares owned by such Person by the aggregate percentage of Shares owned by the Transferring Shareholder and all electing Other Shareholder(s) and (ii) the number of shares of Common Stock to be sold in the contemplated sale.

        For example, if the Sale Notice contemplated a sale of 100 shares of Common Stock, and if the Transferring Shareholder was at such time the owner of 30% of all Shares and if one Other Shareholder elected to participate and such Other Shareholder owned 20% of all Shares, the Transferring Shareholder would be entitled to sell 60 shares of Common Stock (30% divided by 50% x 100 shares of Common Stock) and the electing Other Shareholder would be entitled to sell 40 shares of Common Stock (20% divided by 50% x 100 shares of Common Stock).

The Transferring Shareholder shall use his, her or its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Shareholders in the contemplated Transfer and shall not Transfer any shares of Common Stock to the prospective transferee(s) if such trans-




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feree(s) refuses to allow the participation of the Other Shareholders. Each
Shareholder transferring shares of Common Stock pursuant to this paragraph 3(c) shall pay its pro rata share (based on the number of shares of Common Stock to be sold) of the expenses incurred by the Shareholders in connection with such Transfer and shall be obligated to join on a pro rata basis (based on the number of shares of Common Stock to be sold) in any indemnification or other obligations that the Transferring Shareholder agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular Shareholder such as indemnification with respect to representations and warranties given by a Shareholder regarding such Shareholder's title to and ownership of shares of Common Stock).

                (d) Certain Permitted Transfers. The restrictions contained in this paragraph 3 shall not apply with respect to any Transfer of Shares by any Shareholder (i) in the case of any Shareholder which is an individual, pursuant to applicable laws of descent and distribution or among such Shareholder's Family Group or (ii) in the case of an Investor, among its Affiliates or among any of the other Investors or their Affiliates (collectively referred to herein as "Permitted Transferees"); provided that such restrictions shall continue to be applicable to the Shares after any such Transfer and the transferees of such Shares shall agree in writing to be bound by the provisions of this Agreement as a condition precedent to any such Transfer. An individual Shareholder's "Family Group" means such Shareholder's spouse and descendants (whether natural or adopted) or any trust, family partnership or other entity established solely for the benefit of such Shareholder and/or such Shareholder's spouse and/or descendants. An Investor's "Affiliate" means any other Person directly or indirectly controlling, controlled by or under common control with such Investor and any partner or member of an Investor which is a partnership or limited liability company. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

                (e) Termination of Restrictions. The restrictions set forth in this paragraph 3 shall continue with respect to each Share following any Transfer thereof (other than an Exempt Transfer or a Transfer to the Company or an Investor or its designee pursuant to paragraph 3(b) above or a Transfer pursuant to paragraph 3(c) above); provided that all such restrictions shall terminate upon the consummation of a Public Offering.

                4. Holdback Agreement. No Shareholder shall effect any public sale or distribution (including sales pursuant to Rule 144 or any similar provision then in force) under the Securities Act of any Shares or of any other capital stock or equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such stock or securities, during the seven days prior to, and the 180-day period beginning on, the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to, and the 90-day period beginning on the effective date of the next registered public offering of the Company's Common Stock (except as part of such underwritten registration), unless the underwriters managing the registration otherwise agree. The restrictions on transfer set forth in this paragraph 4 shall continue with respect to each Share until the date on which such Share has been transferred in a Public Sale.




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                5.      Sale of the Company.

                (a) If the Board and the holders of at least 66 2/3% of the Shares held by the Investors approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale or exchange of all or substantially all of the Company's outstanding capital stock (whether by merger, sale, recapitalization, consolidation, reorganization, combination or otherwise) to any Person or Persons (an "Approved Sale"), each holder of Shares shall vote for, consent to and raise no objections against such Approved Sale and shall waive any dissenters' rights, appraisal rights or similar rights in connection therewith. If the Approved Sale is structured as a sale of stock, each holder of Shares shall agree to sell all of his, her or its Shares and rights to acquire Shares on the terms and conditions approved by the Board and the holders of at least 66 2/3% of the Shares held by the Investors. Each holder of Shares shall take all necessary and desirable actions in his, her or its capacity as a shareholder in connection with the consummation of the Approved Sale as requested by the Company (including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings).

                (b) The obligations of the holders of Shares with respect to an Approved Sale are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Approved Sale, all of the holders of Common Stock shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option; and (ii) in connection with the Approved Sale all holders of Shares representing then currently exercisable rights to acquire shares of Common Stock (including all holders of Convertible Preferred Stock) shall only be permitted to either (A) exercise such rights (including conversion rights in the case of the holders of Convertible Preferred Stock) prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price (if any) per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable rights and shall not be entitled to exercise their rights under paragraph 4A of Subdivision C of Article V of the Company's Articles of Incorporation in connection with any such Approved Sale and receive the aggregate consideration provided for thereunder in preference to the holders of Common Stock.

                (c) Each holder of Shares shall bear his, her or its pro rata share (based upon the number of Shares held by such holder) of the costs of any Approved Sale to the extent such costs are incurred for the benefit of all holders of Shares and are not otherwise paid by the Company or the acquiring party and shall be obligated to join on a pro rata basis (based on the number of Shares held by such holder) in any indemnification or other obligations that the Investors holding at least [66 2/3%] of the Shares held by all of the Investors agree to provide in connection with such Approved Sale (other than any such obligations that relate specifically to a holder of Shares such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of Shares).



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                (d)     In order to secure each Existing Shareholder's
obligation to vote his, her or its Shares and other voting securities of the Company in accordance with the provisions of this paragraph 5, each Existing Shareholder hereby appoints the Investor Representative as his, her or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his, her or its Shares and other voting securities of the Company for the approval and consummation of an Approved Sale and all such other matters as expressly provided for in this paragraph 5. The Investor Representative may exercise the irrevocable proxy granted to it hereunder at any time any Existing Stockholder fails to comply with the provisions of this paragraph 5. The proxies and powers granted by each Existing Shareholder pursuant to this paragraph 5(d) are coupled with an interest and are given to secure the performance of each Existing Shareholder's obligations and duties under this paragraph 5. Such proxies and powers shall be irrevocable for so long as such Existing Shareholder holds any Shares and shall survive the death, incompetency, disability, bankruptcy or dissolution of such Existing Shareholder and the subsequent holders of his, her or its Shares.

                (e) The provisions of this paragraph 5 shall terminate upon the consummation of a Public Offering.

                6.      First Refusal Rights Applicable to Issuances of Common
Stock.

                (a) Except for issuances of Common Stock (a) to the Company's and any of its Subsidiaries' employees, consultants, lenders or lessors as approved by the Board or the Compensation Committee (including pursuant to options or other rights to acquire Common Stock approved by the Board or the Compensation Committee), (b) in connection with the acquisition of another company or business or (c) pursuant to a Public Offering, if the Company authorizes the issuance or sale of any shares of Common Stock or any securities (including debt securities) containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding shares of Common Stock) or any securities exchangeable for or convertible into Common Stock or such securities exchangeable for or convertible into Common Stock, the Company shall first offer to sell to each Investor holding any Shares and to each of the Existing Shareholders holding any Shares, a portion of such shares or securities equal to the quotient determined by dividing (1) the number of shares of Common Stock held by such Person (including the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock) by (2) the total number of shares of Common Stock then outstanding (including the number of shares of Common Stock issuable upon conversion of the Convertible Preferred Stock). Each Investor and each of the Existing Shareholders shall be entitled to purchase such shares or securities at the most favorable price and on the most favorable terms as such shares or securities are to be offered or sold to any other Persons; provided that if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, each Investor and each of the Existing Shareholders exercising their rights pursuant to this paragraph shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The purchase price for all shares and securities offered to the Investors and the Existing Shareholders shall be payable in cash or, to the extent otherwise consistent with the terms offered to any other Persons, installments over time.

                (b) In order to exercise its purchase rights hereunder, an Investor or an Existing Shareholder must within 20 days after receipt of written notice from the Company describing in



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reasonable detail the shares or securities being offered, the purchase price therefor, the payment terms and such Investor's or such Existing Shareholder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the shares and securities offered to the Investors and the Existing Shareholders are not fully subscribed by the Investors and the Existing Shareholders, the remaining stock and securities shall be reoffered by the Company to any of the Investors or the Existing Shareholders purchasing such Person's full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

                (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such shares or securities which the Investors and the Existing Shareholders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investors and the Existing Shareholders. Any shares or securities offered or sold by the Company after such 60-day period must be reoffered to the Investors and the Existing Shareholders pursuant to the terms of this paragraph 6.

                (d) The rights of the Investors and the Existing Shareholders under this paragraph 6 shall terminate upon the consummation of a Public Offering.

                7. Legend. Each certificate evidencing Shares and each certificate issued in exchange for or upon the Transfer of any Shares (if such shares remain Shares after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "The securities represented by this certificate are subject to a Shareholders Agreement dated as of August 29, 1997, among the issuer of such securities (the "Company") and certain of the Company's shareholders, as amended and modified from time to time. A copy of such Shareholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Shares outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shares in accordance with paragraph 9 hereof.

                8. Transfers; Future Sales. Prior to any holder of Shares Transferring any Shares (other than pursuant to an Exempt Transfer) to any Person, such holder shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement. Transferees of Shares held by Investors shall be deemed to be Investors hereunder. Transferees of Shares held by Existing Shareholders (other than the Investors or their designees, who shall be deemed to be Investors hereunder) shall be deemed to be Existing Shareholders hereunder (except that no such transferees from the Existing Shareholders shall have the right to participate in any sale of shares of Common Stock by the Investors pursuant to paragraph 3(c) above). The provisions of this paragraph 8 shall terminate upon the consummation of a Public Offering.



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                9.      Definitions.

                "Articles of Incorporation" means the Company's articles of incorporation as in effect from time to time.

                "Closing" has the meaning given to such term in the Recapitalization Agreement.

                "Common Stock" means the Company's common stock, no par value per share.

                "Convertible Preferred Stock" means the Company's Class B Convertible Preferred Stock, no par value per share.

                "Event of Noncompliance" has the meaning given to such term in the Articles of Incorporation.

                "Financing" has the meaning given to such term in the Recapitalization Agreement.

                "Investor Representative" means Summit.

                "NCC" means NationsBanc Capital Corp., a Texas corporation.

                "Northstar" means Northstar Investors, LLC, a Delaware limited liability company.

                "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                "Public Offering" means any offering by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

                "Public Sale" means any sale of Shares to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any similar provision then in force).

                "SBA" has the meaning given to such term in the Recapitalization Agreement.

                "SBIC Purchaser" has the meaning given to such term in the Recapitalization Agreement.

                "SBIC Regulations" has the meaning given to such term in the Recapitalization Agreement.

                "Securities Act" means the Securities Act of 1933, as amended from time to time.

                "Shares" means (i) any Common Stock purchased or otherwise acquired or held by any Shareholder, (ii) any Common Stock issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any Shareholder which are convertible into or exercisable or exchangeable for Common Stock (including the Convertible Preferred Stock and any stock options granted by the Company) and
(iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Shares hereunder, such securities shall cease to be Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of the limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director, managing member or general partner of such limited liability company, partnership, association or other business entity.

                "Summit" means Summit Ventures IV, L.P., a Delaware limited partnership.

                10. Financial Statements and Other Information. So long as any Investor or Existing Shareholder holds any Shares, the Company shall deliver to such Investor or Existing Shareholder, as the case may be:

                (a) Not later than 30 days prior to the last day of each fiscal year, capital and operating expense budgets, projections of sources and applications of funds and profit and loss projections (prepared in accordance with generally accepted accounting principles, consistently applied) for the Company (and each of the Subsidiaries with which it prepares consolidated financial statements) on a consolidated basis for each month of the next succeeding fiscal year, all itemized in reasonable detail and prepared by Company. Any material revisions made in such budgets or projections shall be furnished promptly to each Investor and Existing Shareholder;

                (b) As soon as available and in any event within 90 days after the end of each fiscal year, audited financial statements of the Company (and the Subsidiaries with which it prepares consolidated financial statements) on a consolidated and consolidating basis, including a balance sheet as at the end of such fiscal year, statements of income and retained earnings and a related statement of cash flows for such fiscal year and the figures for the preceding year, together with all notes thereto, prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied and accompanied by the report thereof of an independent accounting firm of recognized national standing as may be selected by the Company, (i) stating, among other things, that in the course of their audit, nothing has come to their attention suggesting that a condition or event has occurred that constitutes an Event of Noncompliance or a default or event of default under the Senior Loan Documents (as such term is defined in the Recapitalization Agreement) and (ii) containing no exceptions or qualifications (except for qualifications regarding specific contingent liabilities) (or if there was such a condition or event, specifying the same);

                (c) As soon as available and in any event within 45 days after the end of each fiscal quarter, unaudited financial statements of the Company (and the Subsidiaries with which it prepares consolidated financial statements) on a consolidated and consolidating basis, including a balance sheet as at the end of the preceding fiscal quarter, statements of income and retained earnings and a related statement of cash flows for such quarter (prepared in accordance with generally accepted accounting principles, consistently applied), such figures for the corresponding fiscal quarter of the preceding fiscal year and comparisons to the budget for such fiscal quarter. Such financial statements shall be certified by the chief financial officer of the Company to be (to his knowledge) complete and accurate, to fairly present the financial condition of the Company and its Subsidiaries and to be prepared in accordance with generally accepted accounting principles, consistently applied;

                (d) As soon as available in any event within 30 days after the end of each month, monthly financial reports of the Company (and the Subsidiaries with which it prepares consolidated financial statements) on a consolidated basis, including a balance sheet as at the end of the preceding calendar month and statements of income and retained earnings and a related statement of cash flows for such month (prepared in accordance with generally accepted accounting principles, consistently applied), such figures for the corresponding month of the preceding fiscal year and comparisons to the budget for such month. Such financial statements shall be certified by the chief financial officer of the Company to be (to his knowledge) complete and accurate, to fairly present the financial condition of the Company and its Subsidiaries and to be prepared in accordance with generally accepted accounting principles, consistently applied;

                (e) As soon as reasonably possible and in any event within 30 days after the end of each month, a statement signed by the chief financial officer of the Company, setting forth in reasonable detail a consolidated report setting forth operational data reasonably requested by each Investor;

                (f) Promptly, and in no event more than ten days after receipt thereof, copies of all audit reports, so-called "management letters" and other communications and reports submitted to the Company or any of its Subsidiaries by independent certified public accountants in connection with each interim or special audit of the Company or any of its Subsidiaries made by such accountants; and

                (g) Promptly, but in any event within ten days after the Company has knowledge thereof, (i) written notice of any actual or anticipated material adverse change in the operations or financial condition of the Company or any of its Subsidiaries, and (ii) copies of any report of any Person with respect to the condition of the Company or any Subsidiary citing any material adverse condition at the Company or such Subsidiary.

                11.     SBIC Regulatory Provisions.

                (a) Number of Stockholders. As long as the SBIC Purchaser holds any Class A Redeemable Preferred Stock of the Company or any Shares, the Company shall notify the SBIC Purchaser (i) at least 15 days prior to taking any action after which the number of record holders of the Company's voting stock would be increased from fewer than 50 to 50 or more, and (ii) of any other action or occurrence after which the number of record holders of the Company's voting stock was increased (or would increase) from fewer than 50 to 50 or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

                (b) Use of Proceeds. At the same time the Company delivers its annual audited financials hereunder and at such other times as the SBIC Purchaser reasonable requests, the Company shall deliver to the SBIC Purchaser a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the Financing by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant the SBIC Purchaser and the SBA access to the Company's books and records for the purpose of verifying the use of such proceeds and verifying the certifications made by the Company in SBA Forms 480 and 652 delivered pursuant to the Recapitalization Agreement and for the purpose of determining whether the principal business activity of the Company and its Subsidiaries continues to constitute an eligible business activity (within the meaning of the SBIC Regulations).

                (c) Economic Impact Information. Promptly after the end of each fiscal year, the Company shall deliver to the SBIC Purchaser a written assessment of the economic impact of the SBIC Purchaser's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of such SBIC Purchaser's Financing on the revenues and profits of the Company and its Subsidiaries and on taxes paid by the Company and its employees.

                (d) Prohibited Activities. Neither the Company nor any of its Subsidiaries shall engage in any activities for which an SBIC is prohibited from providing funds by the SBIC Regulations (including 13 CFR Section 107.720).

                12. Inspection Rights. The Company shall permit any representatives designated by any Investor and any Existing Shareholder (so long as such Investor or Existing Shareholder holds any Shares), upon reasonable notice and during normal business hours and at such other times as any such holder may reasonably request (and, in the Company's discretion, subject to the execution of a satisfactory confidentiality agreement), to visit and inspect any of the properties of the Company and its Subsidiaries and examine the corporate and financial records of the Company and its Subsidiaries.

                13. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

                14. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, the Investors holding at least 66 2/3% of the Shares then held by the Investors and the Existing Shareholders holding a majority of the Shares then held by the Existing Shareholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                15. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                16. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                17. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they hold Shares; provided that the rights of the Existing Shareholders under paragraphs 1, 3(c), 6 and 12 above may not be assigned without the prior written approval of the holders of at least 66 2/3% of the Shares held by the Investors.

                18. Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                19. Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief

(without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                20. Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, five days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service (charges prepaid). The Company's address is:

                             Netcom Systems, Inc.
                             20550 Nordhoff Street
                             Chatsworth, California 91311
                             Attention: Chief Executive Officer

                             with a copy to:

                             (which shall not constitute notice to the Company)

                             Wilson, Sonsini, Goodrich & Rosati
                             650 Page Mill Road
                             Palo Alto, California 94304-1050
                             Attn:  Steven E. Bochner, Esq.

                21. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                22. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is then located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

                23. Descriptive Headings, etc. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the term "including" herein shall mean "including without limitation."

                24. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question or intent or interpretation arises, this Agreement shall be construed as it was drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.



                         *      *      *      *     *

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        NETCOM SYSTEMS, INC.

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        SUMMIT VENTURES IV, L.P.

                                        By: Summit Partners IV, L.P.,
                                            its General Partner

                                        By: Stamps, Woodsum& Co. IV,
                                            its General Partner

                                        By:
                                           -------------------------------------
                                           General Partner

                                        SUMMIT INVESTORS III, L.P.

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                        NATIONSBANC CAPITAL CORP.

                                        By:
                                           -------------------------------------
                                           Todd A. Binkowski, its
                                           Authorized Signatory

                                        NORTHSTAR INVESTORS, LLC

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                   [Signature Page to Shareholders Agreement]

                                        SPITFIRE CAPITAL PARTNERS, L.P.

                                        By: MS Spitfire LLC, its General Partner

                                        By:
                                           -------------------------------------
                                           William B. Bunting, its
                                           Authorized Signatory

                                        PETER MOONEY, AS NOMINEE FOR THE

                                        BROADVIEW PARTNERS GROUP

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        BAIN SECURITIES, INC.

                                        By:
                                           -------------------------------------
                                           Leonard C. Banos, its Vice President

                                        WS INVESTMENT COMPANY 97B

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        WSGR PROFIT SHARING TRUST FBO
                                        STEVEN E. BOCHNER

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------


                                        ----------------------------------------
                                        Steven E. Bochner

                                        ----------------------------------------
                                        Nevan C. Elam

                                        ----------------------------------------
                                        Todd Cleary



                   [Signature Page to Shareholders Agreement]

                                        ----------------------------------------
                                        Marc Hamon

                                        ----------------------------------------
                                        Henri Hamon

                                        ----------------------------------------
                                        James Jordan

                                        ----------------------------------------
                                        Warren B. Phelps III

                                        ----------------------------------------
                                        Jing Zhang

                                        ----------------------------------------
                                        Stephane Johnson

                                        ----------------------------------------
                                        Richard Bass



                   [Signature Page to Shareholders Agreement]

                             Consent and Community Property Waiver

                The undersigned hereby acknowledges that the undersigned has read this Agreement and understands its contents. The undersigned is aware that this Agreement provides for the purchase of shares of Common Stock from the undersigned's spouse. The undersigned hereby acknowledges and agrees that the interest of the undersigned's spouse in such Common Stock is subject to this Agreement and any interest the undersigned may have in such Common Stock shall be irrevocably bound by this Agreement and further that the undersigned's community property interest, if any, shall be similarly bound by this Agreement. The undersigned has sought legal advice with respect to such waiver and has determined after carefully reviewing this Agreement that the undersigned will waive such community property right.

                                        ----------------------------------------
                                        By:  [Spouse's Name]

------------------------------------
Witness

                                     SCHEDULE OF INVESTORS

Name and Address
----------------
Summit Ventures IV, L.P.                WS Investment Company 97B
499 Hamilton Avenue                     c/o Wilson Sonsini Goodrich & Rosati
Palo Alto, California  94301            650 Page Mill Road
Attn:  Mr. Walter G. Kortschak          Palo Alto, California 94304
                                        Attn:  Steven E Bochner, Esq.
Summit Investors III, L.P.
499 Hamilton Avenue                     WSGR Profit Sharing Trust FBO
Palo Alto, California  94301            Steven E. Bochner
Attn:  Mr. Walter G. Kortschak          c/o Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Road
NationsBanc Capital Corp.               Palo Alto, California 94304
NationsBank Corporate Center            Attn:  Steven E Bochner, Esq.
10th Floor
100 North Tryon                         Steven E. Bochner
Charlotte, North Carolina  28255        c/o Wilson Sonsini Goodrich & Rosati
Attn:  Mr. Robert H. Sheridan III       650 Page Mill Road
                                        Palo Alto, California 94304
Northstar Investors, LLC
c/o Montgomery Securities               Nevan C. Elam
600 Montgomery Street                   c/o Wilson Sonsini Goodrich & Rosati
San Francisco, California  94111        650 Page Mill Road
Attn:  Mr. Derek Lemke                  Palo Alto, California 94304

Spitfire Capital Partners, L.P.         Todd Cleary
c/o Montgomery Securities               c/o Wilson Sonsini Goodrich & Rosati
600 Montgomery Street                   650 Page Mill Road
San Francisco, California  94111        Palo Alto, California 94304
Attn:  Mr. William B. Bunting

Peter Mooney as nominee for
the Broadview Partners Group
c/o Broadview Associates
950 Tower Lane
18th Floor
Foster City, California  94404
Attn:  Mr. Stephen S. Smith

Bain Securities, Inc.
c/o Bain & Company, Inc.
Two Copley Place
Boston, Massachusetts  02116
Attn:  Mr. Leonard C. Banos

with a copy to:
---------------
(which shall not constitute notice to the Investors)

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois  60601
Attn:  Ted H. Zook, Esq.

Fennebresque, Clark, Swindell & Hay
100 North Tryon Street, Suite 2900
Charlotte, North Carolina  28202-4011
Attn:  John S. Chinuntdet, Esq.

                        SCHEDULE OF EXISTING SHAREHOLDERS

Name and Address
----------------

Marc  Hamon
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Henri Hamon
Netcom Systems Europe
4, rue de Galilee
Immeuble Le Bellevue
ZAC du Moulin a vent 78280
Guyancourt, France

James Jordan
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Warren B. Phelps III
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Jing Zhang
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Stephane Johnson
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Richard Bass
Point of View, Inc.
410 Boylston Street
5th Floor
Boston, Massachusetts  02116

with a copy to:
---------------
(which shall not constitute notice to the Existing Shareholders)

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California  94304
Attn:  Steven E. Bochner, Esq.

                              NETCOM SYSTEMS, INC.

                    AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

                THIS AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT (this "Amendment") is made and entered into as of September 25, 1997, by and among Netcom Systems, Inc., a California corporation (the "Company"), each of the Persons listed on the Schedule of Investors attached hereto (each, an "Investor" and collectively, the "Investors"), each of the Persons listed on the Schedule of Existing Shareholders attached hereto (each, an "Existing Shareholder" and collectively, the "Existing Shareholders") and Richard Moley ("Moley").

                WHEREAS, the Company, the Investors and the Existing Shareholders are parties to that certain Shareholders Agreement dated as of August 29, 1997 (the "Agreement").

                WHEREAS, Moley is purchasing shares of the Company's Class A Redeemable Preferred Stock and Class B Convertible Preferred Stock pursuant to a Preferred Stock Purchase Agreement, dated as of the date hereof, by and between the Company and Moley.

                WHEREAS, the Company, the Existing Shareholders and the Investors desire to enter into this Amendment for the purposes of making Moley a party to the Agreement.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                1. Investor. For all purposes of the Agreement (as amended by this Amendment), the term "Investor" shall include Moley.

                2. Notices. All notices and other communications to Moley provided for or permitted under the Agreement (as amended by this Amendment) shall be made at the address of Moley set forth in the Company's books and records.

                3. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                4. Descriptive Headings, etc. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the term "including" herein shall mean "including without limitation."

                5. Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect.



                         *      *      *      *     *

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Shareholders Agreement on the day and year first above written.

                                        NETCOM SYSTEMS, INC.

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        SUMMIT VENTURES IV, L.P.

                                        By: Summit Partners IV, L.P.,
                                            its General Partner

                                        By: Stamps, Woodsum& Co. IV,
                                            its General Partner

                                        By:
                                           -------------------------------------
                                           General Partner

                                        SUMMIT INVESTORS III, L.P.

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                        NATIONSBANC CAPITAL CORP.

                                        By:
                                           -------------------------------------
                                           Todd A. Binkowski, its
                                           Authorized Signatory

                                        NORTHSTAR INVESTORS, LLC

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                   [Amendment No. 1 to Shareholders Agreement]

                                        SPITFIRE CAPITAL PARTNERS, L.P.

                                        By: MS Spitfire LLC, its General Partner

                                        By:
                                           -------------------------------------
                                           William B. Bunting, its
                                           Authorized Signatory

                                        PETER MOONEY, AS NOMINEE FOR THE
                                        BROADVIEW PARTNERS GROUP

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        BAIN SECURITIES, INC.

                                        By:
                                           -------------------------------------
                                           Leonard C. Banos, its Vice President

                                        WS INVESTMENT COMPANY 97B

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        WSGR PROFIT SHARING TRUST FBO
                                        STEVEN E. BOCHNER

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        ----------------------------------------
                                        Steven E. Bochner

                                        ----------------------------------------
                                        Nevan C. Elam

                                        ----------------------------------------
                                        Todd Cleary



                   [Amendment No. 1 to Shareholders Agreement]

                                        ----------------------------------------
                                        Marc Hamon

                                        ----------------------------------------
                                        Henri Hamon

                                        ----------------------------------------
                                        James Jordan

                                        ----------------------------------------
                                        Warren B. Phelps III

                                        ----------------------------------------
                                        Jing Zhang

                                        ----------------------------------------
                                        Stephane Johnson

                                        ----------------------------------------
                                        Richard Bass

                                        ----------------------------------------
                                        Richard Moley



                   [Amendment No. 1 to Shareholders Agreement

                              SCHEDULE OF INVESTORS

Name and Address
----------------
Summit Ventures IV, L.P.                WS Investment Company 97B
499 Hamilton Avenue                     c/o Wilson Sonsini Goodrich & Rosati
Palo Alto, California  94301            650 Page Mill Road
Attn:  Mr. Walter G. Kortschak          Palo Alto, California 94304
                                        Attn:  Steven E Bochner, Esq.
Summit Investors III, L.P.
499 Hamilton Avenue                     WSGR Profit Sharing Trust FBO
Palo Alto, California  94301            Steven E. Bochner
Attn:  Mr. Walter G. Kortschak          c/o Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Road
NationsBanc Capital Corp.               Palo Alto, California 94304
NationsBank Corporate Center            Attn:  Steven E Bochner, Esq.
10th Floor
100 North Tryon                         Steven E. Bochner
Charlotte, North Carolina  28255        c/o Wilson Sonsini Goodrich & Rosati
Attn:  Mr. Robert H. Sheridan III       650 Page Mill Road
                                        Palo Alto, California 94304
Northstar Investors, LLC
c/o Montgomery Securities               Nevan C. Elam
600 Montgomery Street                   c/o Wilson Sonsini Goodrich & Rosati
San Francisco, California  94111        650 Page Mill Road
Attn:  Mr. Derek Lemke                  Palo Alto, California 94304

Spitfire Capital Partners, L.P.         Todd Cleary
c/o Montgomery Securities               c/o Wilson Sonsini Goodrich & Rosati
600 Montgomery Street                   650 Page Mill Road
San Francisco, California  94111        Palo Alto, California 94304
Attn:  Mr. William B. Bunting

Peter Mooney as nominee for
the Broadview Partners Group
c/o Broadview Associates
950 Tower Lane
18th Floor
Foster City, California  94404
Attn:  Mr. Stephen S. Smith

Bain Securities, Inc.
c/o Bain & Company, Inc.
Two Copley Place
Boston, Massachusetts  02116
Attn:  Mr. Leonard C. Banos

                        SCHEDULE OF EXISTING SHAREHOLDERS

Name and Address
----------------

Marc  Hamon
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Henri Hamon
Netcom Systems Europe
4, rue de Galilee
Immeuble Le Bellevue
ZAC du Moulin a vent 78280
Guyancourt, France

James Jordan
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Warren B. Phelps III
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Jing Zhang
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Stephane Johnson
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Richard Bass
Point of View, Inc.
410 Boylston Street
5th Floor
Boston, Massachusetts  02116

                              NETCOM SYSTEMS, INC.

                    AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT

                THIS AMENDMENT NO. 2 TO SHAREHOLDERS AGREEMENT (this "Amendment") is made and entered into as of January 8, 1998, by and among Netcom Systems, Inc., a California corporation (the "Company"), each of the Persons listed on the Schedule of Investors attached hereto (each, an "Investor" and collectively, the "Investors"), each of the Persons listed on the Schedule of Existing Shareholders attached hereto (each, an "Existing Shareholder" and collectively, the "Existing Shareholders").

                WHEREAS, the Company, the Investors and the Existing Shareholders are parties to that certain Shareholders Agreement dated as of August 29, 1997, as amended (the "Agreement").

                WHEREAS, The parties hereto wish to amend certain provisions of the Agreement relating to the voting of shares of capital stock of the Company as set forth herein.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                1. Restatement. Section 1 of the Agreement is amended and restated in its entirety to read as follows:

                1.      Board of Directors.

                (a) From and after the Closing (as defined in the Recapitalization Agreement) and until the provisions of this paragraph 1 cease to be effective, each holder of Shares shall vote all of his, her or its Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within his, her or its control (whether in his, her or its capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including calling special board and shareholder meetings), so that:

                        (i) the authorized number of directors on the Board shall be established at six (6) directors;

                        (ii) the following representatives shall be elected to the Board:

                                (A)     one representative designated by the
                Existing Shareholders (the "Existing Shareholder Director"), which representative shall be designated pursuant to the first sentence of paragraph 1A of Section 1 of Subdivision D of
                Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding (in either case, determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), with Marc Hamon serving as the Existing Shareholder Director as of the date hereof;

                                (B) three representatives designated by the Investors (the "Investor Directors"), which representatives shall be designated pursuant to paragraph 5A of Section 5 of Subdivision C of Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding (in either case, determined by a vote of the Investors owning at least
                66 2/3% of the Shares held by all of the Investors), one of which (who shall initially be Walter G. Kortschak) to be selected by Summit, one of which (who shall initially be Robert
                H. Sheridan III) to be selected by NCC and one of which (who shall initially be William B. Bunting) to be selected by Northstar so long as such representative is reasonably acceptable to Summit; and

                                (C)     two representatives (the "Other
                Directors") mutually designated by the Investors (determined by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), which representatives shall be designated pursuant to paragraph 5A of Section 5 of Subdivision C of
                Article V of the Articles of Incorporation so long as any Convertible Preferred Stock remains outstanding or pursuant to the second sentence of paragraph 1A of Subdivision D of Article V of the Articles of Incorporation at such time as there is no Convertible Preferred Stock outstanding;

                        (iii) for so long as any Investor shall hold any Shares, one of the Investor Directors shall serve as Chairman of the Board having the powers and duties of such office as set forth in the Company's bylaws, with Walter G. Kortschak serving as Chairman of the Board as of the date hereof;

                        (iv) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") shall be the same as that of the Board (subject to the requirements of any jurisdiction that the Sub Board include only residents of such jurisdiction or that the Sub Board also include one or more residents of such jurisdiction);

                        (v) (A) a three member Compensation Committee of the Board shall be established and shall include the three Investor Directors and (B) any other committees established by the Board or a Sub Board shall (to the extent possible) be proportionately equivalent to that of the Board;

                        (vi) (A) the removal from the Board or a Sub Board (with or without cause) of the Existing Shareholder Director shall be at the written request of the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), but only upon such written request and under no other circumstances, (B) the removal from the Board or a Sub Board (with or without cause) of any Investor Director shall be at the written request of the Investor who is entitled to select such Investor Director pursuant to subparagraph (ii)(B) above, but only upon such written request and under no other circumstances and (C) the removal from the Board or a Sub Board (with or without cause) of any Other Director shall be at the mutual written request of the Investors (determined by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and the Existing Shareholders (determined by a vote of the Existing Shareholders owning a majority of the Shares held by all of the Existing Shareholders), but only upon such mutual written request and under no other circumstances; and

                        (vii) (A) in the event that the Existing Shareholder Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(A) above, (B) in the event that any Investor Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by the Investor who is entitled to select such Investor Director as provided in subparagraph (ii)(B) above, and (C) in the event that any Other Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(C) above.

                (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or a Sub Board and any committees thereof. So long as any Investor Director, Other Director or Existing Shareholder Director serves on the Board or a Sub Board, the Company's Articles of Incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

                (c) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the

Company's Articles of Incorporation and bylaws and applicable law; provided that the Shareholders shall vote to remove such individual if the party or parties which failed to designate such directorship so direct.

                (d) The right of each of Summit, NCC and Northstar to select one of the Investor Directors under this paragraph 1 shall terminate at such time as such Person (together with its Affiliates) shall hold less than 25% of the Shares held by such Person immediately following the Closing, and at such time the remaining Investor or Investors holding more than 25% of the Shares held by such Persons immediately following the Closing shall have the right to designate a representative(s) to fill the vacant Investor Director or Investor Directors' positions (determined by a vote of such remaining Investors owning at least 66 2/3% of the Shares held by all such remaining Investors).

                (e) The provisions of this paragraph 1 shall survive the Company's initial Public Offering (unless terminated in connection therewith by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors) and shall remain in full force and effect thereafter until terminated by a vote of the Investors owning at least 66 2/3% of the Shares held by all of the Investors."

                2. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                3. Descriptive Headings, etc. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the term "including" herein shall mean "including without limitation."

                4. Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect.


                         *      *      *      *     *

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Shareholders Agreement on the day and year first above written.

                                        NETCOM SYSTEMS, INC.

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        SUMMIT VENTURES IV, L.P.

                                        By: Summit Partners IV, L.P.,
                                            its General Partner

                                        By: Stamps, Woodsum& Co. IV,
                                            its General Partner

                                        By:
                                           -------------------------------------
                                           General Partner

                                        SUMMIT INVESTORS III, L.P.

                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                                        NATIONSBANC CAPITAL CORP.

                                        By:
                                           -------------------------------------
                                           Todd A. Binkowski,
                                           its Authorized Signatory

                                        SPITFIRE CAPITAL PARTNERS, L.P.

                                        By: MS Spitfire LLC, its General Partner

                                        By:
                                           -------------------------------------
                                           William B. Bunting,
                                           its Authorized Signatory



                   [Amendment No. 2 to Shareholders Agreement]

                                        PETER MOONEY, AS NOMINEE FOR THE
                                        BROADVIEW PARTNERS GROUP

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        BAIN SECURITIES, INC.

                                        By:
                                           -------------------------------------
                                           Leonard C. Banos, its Vice President

                                        WS INVESTMENT COMPANY 97B

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        WSGR PROFIT SHARING TRUST FBO
                                        STEVEN E. BOCHNER

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        ADVENT ATLANTIC AND PACIFIC III

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        CHASE VENTURE CAPITAL ASSOC., L.P.

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------



                   [Amendment No. 2 to Shareholders Agreement]

                                        TA ADVENT VIII


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        TA VENTURE INVESTORS

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        ----------------------------------------
                                        Steven E. Bochner

                                        ----------------------------------------
                                        Nevan C. Elam

                                        ----------------------------------------
                                        Todd Cleary

                                        ----------------------------------------
                                        Marc Hamon

                                        ----------------------------------------
                                        Henri Hamon

                                        ----------------------------------------
                                        James Jordan

                                        ----------------------------------------
                                        Warren B. Phelps III



                   [Amendment No. 2 to Shareholders Agreement]

                                        ----------------------------------------
                                        Jing Zhang

                                        ----------------------------------------
                                        Stephane Johnson

                                        ----------------------------------------
                                        Richard Bass

                                        ----------------------------------------
                                        Richard Moley

                                        ----------------------------------------
                                        David A. Baylor

                                        ----------------------------------------
                                        Richard J. Cadenasso

                                        ----------------------------------------
                                        Allen Chozen

                                        ----------------------------------------
                                        Lewis W. Coleman

                                        ----------------------------------------
                                        David V. Crowder

                                        ----------------------------------------
                                        Frank M. Dunlevy

                                        ----------------------------------------
                                        Clark L. Gerhardt, Jr.



                  [Amendment No. 2 to Shareholders Agreement]

                                        ----------------------------------------
                                        Seth J. Gersch

                                        ----------------------------------------
                                        Ansel M. Hall

                                        ----------------------------------------
                                        John D. Hershey

                                        ----------------------------------------
                                        Wilson T. Hileman, Jr.

                                        ----------------------------------------
                                        Brett A. Hodess

                                        ----------------------------------------
                                        Benjamin Howe

                                        ----------------------------------------
                                        Murray C. Huneke

                                        ----------------------------------------
                                        David M. Jacquin

                                        ----------------------------------------
                                        Craig R. Johnson

                                        ----------------------------------------
                                        Scott C. Kovalik

                                        ----------------------------------------
                                        David S. Lehmann



                  [Amendment No. 2 to Shareholders Agreement]

                                        ----------------------------------------
                                        Mark L. Lehmann

                                        ----------------------------------------
                                        Derek Lemke-von Ammon

                                        ----------------------------------------
                                        Jack G. Levin

                                        ----------------------------------------
                                        Robert D. Long

                                        ----------------------------------------
                                        Karl L. Matthies

                                        ----------------------------------------
                                        J. Sanford Miller

                                        ----------------------------------------
                                        Bernard M. Notas

                                        ----------------------------------------
                                        Harry K. Plant

                                        ----------------------------------------
                                        Bruce G. Potter

                                        ----------------------------------------
                                        David B. Readerman

                                        ----------------------------------------
                                        Rand L. Rosenberg



                   [Amendment No. 2 to Shareholders Agreement]

                                        ----------------------------------------
                                        Joseph M. Schell

                                        ----------------------------------------
                                        Rex Sherry

                                        ----------------------------------------
                                        Peter B. Stoneberg

                                        ----------------------------------------
                                        Thomas A. Thornhill, III

                                        ----------------------------------------
                                        John P. Tinker

                                        ----------------------------------------
                                        Otto V. Tschudi

                                        ----------------------------------------
                                        Thomas W. Weisel

                                        ----------------------------------------
                                        Michael L. Yagemann



                  [Amendment No. 2 to Shareholders Agreement]

                             SCHEDULE OF INVESTORS

Name and Address
----------------
Summit Ventures IV, L.P.                Summit Investors III, L.P.
499 Hamilton Avenue                     499 Hamilton Avenue
Palo Alto, California  94301            Palo Alto, California  94301
Attn:  Mr. Walter G. Kortschak          Attn:  Mr. Walter G. Kortschak

NationsBanc Capital Corp.               TA Venture Investors
NationsBank Corporate Center            c/o TA Associates, Inc.
10th Floor                              High Street Tower, Suite 2500
100 North Tryon                         125 High Street
Charlotte, North Carolina  28255        Boston, MA 02110
Attn:  Mr. Robert H. Sheridan III       Attn:  Mr. Thomas Alber

Spitfire Capital Partners, L.P.         Peter Mooney as nominee for
c/o Montgomery Securities               the Broadview Partners Group
600 Montgomery Street                   c/o Broadview Associates
San Francisco, California  94111        950 Tower Lane
Attn:  Mr. William B. Bunting           18th Floor
                                        Foster City, California  94404
                                        Attn:  Mr. Stephen S. Smith

Bain Securities, Inc.                   WS Investment Company 97B
c/o Bain & Company, Inc.                c/o Wilson Sonsini Goodrich & Rosati
Two Copley Place                        650 Page Mill Road
Boston, Massachusetts  02116            Palo Alto, California 94304
Attn:  Mr. Leonard C. Banos             Attn:  Steven E Bochner, Esq.

WSGR Profit Sharing Trust FBO           Steven E. Bochner
Steven E. Bochner                       c/o Wilson Sonsini Goodrich & Rosati
c/o Wilson Sonsini Goodrich & Rosati    650 Page Mill Road
650 Page Mill Road                      Palo Alto, California 94304
Palo Alto, California 94304
Attn:  Steven E Bochner, Esq.

Nevan C. Elam                           Todd Cleary
c/o Wilson Sonsini Goodrich & Rosati    c/o Wilson Sonsini Goodrich & Rosati
650 Page Mill Road                      650 Page Mill Road
Palo Alto, California 94304             Palo Alto, California 94304

Richard Moley                           Chase Venture Capital Assoc., L.P.
19910 Robin Way                         380 Madison Avenue
Saratoga, CA 95070                      New York, NY 10017
                                        Attn:  Jeff Walker

TA Advent VIII                          Advent Atlantic and Pacific III
c/o TA Associates, Inc.                 c/o TA Associates, Inc.
High Street Tower, Suite 2500           High Street Tower, Suite 2500
125 High Street                         125 High Street
Boston, MA 02110                        Boston, MA 02110
Attn:  Mr. Thomas Alber                 Attn:  Mr. Thomas Alber

David A. Baylor                         Richard J. Cadenasso
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Allen Chozen                            Lewis W. Coleman
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

David V. Crowder                        Frank M. Dunlevy
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Clark L. Gerhardt, Jr.                  Seth J. Gersch
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Ansel M. Hall                           John D. Hershey
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Wilson T. Hileman, Jr.                  Brett A. Hodess
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Benjamin Howe                           Murray C. Huneke
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

David M. Jacquin                        Craig R. Johnson
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Scott C. Kovalik                        David S. Lehmann
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Mark L. Lehmann                         Derek Lemke-von Ammon
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Jack G. Levin                           Robert D. Long
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Karl L. Matthies                        J. Sanford Miller
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Bernard M. Notas                        Harry K. Plant
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Bruce G. Potter                         David B. Readerman
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Rand L. Rosenberg                       Joseph M. Schell
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Rex Sherry                              Peter B. Stoneberg
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Thomas A. Thornhill, III                John P. Tinker
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Otto V. Tschudi                         Thomas W. Weisel
c/o Montgomery Securities               c/o Montgomery Securities
600 Montgomery Street                   600 Montgomery Street
San Francisco, California  94111        San Francisco, California  94111

Michael L. Yagemann
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California  94111

                        SCHEDULE OF EXISTING SHAREHOLDERS

Name and Address
----------------

Marc  Hamon
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Henri Hamon
Netcom Systems Europe
4, rue de Galilee
Immeuble Le Bellevue
ZAC du Moulin a vent 78280
Guyancourt, France

James Jordan
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Warren B. Phelps III
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Jing Zhang
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Stephane Johnson
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Richard Bass
Point of View, Inc.
410 Boylston Street
5th Floor
Boston, Massachusetts  02116